Exhibit 99.2

PRO FORMA CONSOLIDATED FINANCIAL DATA

OF WORLD HEALTH ALTERNATIVES, INC. AND

SUPERIOR STAFFING SOLUTIONS, INC.

The unaudited pro forma condensed combined financial data as of September 30, 2003 and December 31, 2002, and for the nine months ended September 30, 2003, and the twelve months ended December 31, 2002, give effect to World Health Alternatives, Inc.’s (“WHAI”) acquisition of certain assets of Superior Staffing Solutions, Inc. (“Superior”) (the asset acquisition shall be referred to as the “Acquisition”), accounted for under the “purchase” accounting method. The unaudited pro forma condensed combined financial data is based upon the historical consolidated financial statements of WHAI and Superior under the assumptions and adjustments set forth in the notes to such pro forma financial data.

The unaudited pro forma condensed combined balance sheet at September 30, 2003 assumes that the Acquisition was consummated on September 30, 2003. The unaudited pro forma condensed combined balance sheet at December 31, 2002 assumes that the Acquisition was consummated on December 31, 2002. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2003 assumes that the Acquisition was consummated on January 1, 2003. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2002 assumes that the Merger was consummated on January 1, 2002. Both WHAI and Superior have a fiscal year of December 31.

For purposes of presenting the unaudited pro forma condensed combined balance sheet data, Superior’s assets and liabilities have been recorded at their estimated fair market values and the excess purchase price has been assigned to goodwill. The fair value of Superior’s assets and liabilities are based on preliminary estimates. Upon completion of a detailed review of assets and liabilities, including intangibles, certain adjustments may be required to finalize the purchase accounting adjustments.

The unaudited pro forma condensed combined financial statement data may not be indicative of the results that actually would have occurred if the acquisition of Superior had been consummated on the dates indicated or that may be obtained in the future. The unaudited pro forma condensed combined financial statement data should be read in conjunction with the historical consolidated financial statements of WHAI and Superior.

WORLD HEALTH ALTERNATIVES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET DATA

SEPTEMBER 30, 2003

	HISTORICAL				PRO FORMA
	WHAI 9/30/03	SUPERIOR 9/30/03	Adjustments		Combined 9/30/03
Cash	$15,878	$43,551	$(43,551	)(A)(B)(C)	$15,878
Receivables	182,486	805,761	—		988,247
Other current assets	79,591	91,188	(91,188	)(A)	79,591

	277,955	940,500	(134,739)		1,083,716

Net fixed assets	55,758	66,234	—		121,982
Other assets	—	254	(254	)(A)	—
Intangible assets	—	—	2,737,888	(H)	2,737,888
Goodwill	—	—	675,117	(H)	675,117

	$333,713	$1,006,988	$3,278,012		$4,618,713

Payables	$31,482	$215	$(215	)(A)	$31,482
Payable to Superior shareholders	—	—	1,874,601	(F)	1,874,601
Current portion of debt	—	611,419	(611,419	)(A)	—
Accrued liabilities	68,828	13,186	(13,186	)(A)	68,828

	100,310	624,820	1,249,781		1,974,911

Payable to Superior shareholders	—	—	510,399	(G)	510,399
Long-term debt	250,000	—	—		250,000
Common stock	3,933	150,000	(149,694	)(C)(D)(E)	4,239
Paid in capital	92,300	150,000	1,749,694	(C)(D)(E)	1,991,994
(Deficit) retained earnings	(112,830)	82,168	(82,168	)(E)	(112,830)

	(16,597)	382,168	1,517,832		1,883,403

	$333,713	$1,006,988	$3,278,012		$4,618,713

(A)	Remove assets and liabilities retained by Seller.
(B)	Represents cash payment to seller ($1,500,000).
(C)	Represents private placement of 2,750,000 shares of WHAI common stock to fund initial portion of the purchase price, raising $1,650,000 and payment of $150,000 of transaction costs, which were offset against Paid in Capital.
(D	Represents issuance of 305,313 shares of WHAI stock (value $400,000) to seller.
(E)	Represents the elimination of Superior’s historic equity accounts.
(F)	Represents current payable to Superior shareholders of $1,585,000 payable to Seller 30 days after closing and four (4) quarterly installments of $95,030 each, including interest.
(G)	Represents the remaining long term portion of quarterly installments payable to the Superior shareholders.
(H)	Represents allocation of purchase price to covenant not to compete ($1,095,155), consultant list ($958,260) and customer list ($684,473) with the remainder ($675,117) allocated to goodwill.

WORLD HEALTH ALTERNATIVES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET DATA

DECEMBER 31, 2002

	HISTORICAL				PRO FORMA
	WHAI 12/31/02	SUPERIOR 12/31/02	Adjustments		Combined 12/31/02
Cash	$64,864	$56,203	$(56,203	)(A)(B)(C)	$64,864
Receivables	157,957	1,310,369	—		1,468,326
Other current assets	515	76,555	(76,555	)(A)	515

	223,336	1,443,127	(132,758)		1,533,705

Net fixed assets	43,360	76,419	—		119,779
Intangible assets	—	—	2,737,888	(H)	2,737,888
Goodwill	—	—	160,324	(H)	160,324

	$266,696	$1,519,546	$2,765,454		$4,551,696

Payables	$38,720	$136,840	$(136,840	)(A)	$38,720
Payable to Superior shareholders	—	—	1,874,601	(F)	1,874,601
Current portion of debt	—	909,774	(909,774	)(A)	—
Accrued liabilities	67,222	25,269	(25,269	)(A)	67,222

	105,942	1,071,883	802,718		1,980,543

Payable to Superior shareholders	—	—	510,399	(G)	510,399
Common stock	3,300	150,000	(149,694	)(C)(D)(E)	3,606
Paid in capital	12,558	150,000	1,749,694	(C)(D)(E)	1,912,252
(Deficit) retained earnings	144,896	147,663	(147,663	)(E)	144,896

	160,754	447,663	1,452,337		2,060,754

	$266,696	$1,519,546	$2,765,454		$4,551,696

(A)	Remove assets and liabilities retained by Seller.
(B)	Represents cash payment to seller ($1,500,000).
(C)	Represents private placement of 2,750,000 shares of WHAI common stock to fund initial portion of the purchase price, raising $1,650,000 and payment of $150,000 of transaction costs, which were offset against Paid in Capital.
(D	Represents issuance of 305,313 shares of WHAI stock (value $400,000) to seller.
(E)	Represents the elimination of Superior’s historic equity accounts.
(F)	Represents current payable to Superior shareholders of $1,585,000 payable to Seller 30 days after closing and four (4) quarterly installments of $95,030 each, including interest.
(G)	Represents the remaining long term portion of quarterly installments payable to the Superior shareholders.
(H)	Represents allocation of purchase price to covenant not to compete ($1,095,155), consultant list ($958,260) and customer list ($684,473) with the remainder ($160,324) allocated to goodwill.

WORLD HEALTH ALTERNATIVES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS DATA

YEAR ENDED DECEMBER 31, 2002

	HISTORICAL				PRO FORMA
	WHAI 12/31/02	SUPERIOR 12/31/02	Adjustments		Combined 12/31/02
Sales	$2,796,911	$6,349,543	$—		$9,146,454

Cost of sales	1,781,865	4,684,944	—		6,466,809

Gross profit	1,015,046	1,664,599	—		2,679,645

Selling, general & administrative	865,904	1,220,406	225,801	(A)	2,312,111

Income from operations	149,142	444,193	(225,801)		367,534

Other income (expenses):

Interest expense	(74,146)	(55,525)	(37,986	)(B)	(167,657)
Interest and other income	3,105	149	—		3,254

	(71,041)	(55,376)	(37,986)		(164,403)

Income (loss) before income taxes	78,101	388,817	(263,787)		203,131

Income tax provision	—	—	(71,096	)(C)	(71,096)

Net income (loss)	$78,101	$388,817	$(334,883)		$132,035

Net per common share, Basic and diluted	$0.00				$0.00

Weighted average shares outstanding	33,000,000		3,055,343	(D)	36,055,343

(A)	Represents elimination of duplicate costs and headcount reductions ($356,000), net of amortization covenant not to compete over five years ($219,031/year), amortization of consultant list over five years ($191,652/year) and amortization of customer lists over four years ($171,118/year).
(B)	Represents interest on quarterly note payment to Superior ($90,519) net of the elimination of Superior’s interest expense ($52,533), as Superior’s debt was not assumed by WHAI in transaction.
(C)	Represents income tax provision on pro forma income before income taxes at 35% combined federal and state rate.
(D)	Reflects issuance of 2,750,000 shares of common stock in private placement to fund initial payment to Superior and 305,343 shares of common stock issued to Superior shareholder.

WORLD HEALTH ALTERNATIVES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS DATA

NINE MONTHS ENDED SEPTEMBER 30, 2003

	HISTORICAL				PRO FORMA
	WHAI 9/30/03	SUPERIOR 9/30/03	Adjustments		Combined 9/30/03
Sales	$2,731,000	$4,205,666	$—		$6,936,666

Cost of sales	1,620,918	3,231,628	—		4,852,546

Gross profit	1,110,082	974,038	—		2,084,120

Selling, general & administrative	1,288,041	796,966	169,156	(A)	2,254,163

Income (loss) from operations	(177,959)	177,072	(169,156)		(170,043)

Other income (expenses):

Interest expense	(113,661)	(31,798)	(39,611	)(B)	(185,070)
Interest and other income	6,894	—	—		6,894

	(106,767)	(31,798)	(39,611)		(178,176)

Income (loss) before income taxes	(284,726)	145,274	(208,767)		(348,219)

Income tax benefit (provision)	27,000	—	—		27,000

Net income (loss)	$(257,726)	$145,274	$(208,767)		$(321,219)

Net per common share, Basic and diluted	$(0.01)				$(0.01)

Weighted average shares outstanding	39,051,884		3,055,343	(C)	42,107,227

(A)	Represents elimination of duplicate costs and headcount reductions ($267,195), net of amortization covenant not to compete over five years ($219,031/year), amortization of consultant list over five years ($191,652/year) and amortization of customer lists over four years ($171,118/year).
(B)	Represents interest on quarterly note payment to Superior ($71,409) net of the elimination of Superior’s interest expense ($31,798) as Superior’s debt was not assumed by WHAI in transaction.
(C)	Reflects issuance of 2,750,000 shares of common stock in private placement to fund initial payment to Superior and 305,343 shares of common stock issued to Superior shareholder.